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                                 EXHIBIT 10.48

                      FIRST AMENDMENT TO LEASE AGREEMENT

                             FOR THE DIAL BUILDING
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                           FIRST AMENDMENT TO LEASE

This First Amendment to Lease, dated as of August 23, 1999 (First Amendment), between Ryan Companies US, Inc., formerly before the name change known as Ryan Construction Company of Minnesota, Inc. (Landlord) and The Dial Corporation (Tenant).

WITNESSETH, that:

     WHEREAS, Landlord and Tenant have entered into a Lease dated March 21, 1997 (Lease) for approximately 129,689 square feet of area, whereby Landlord has leased to Tenant certain Premises located in the City of Scottsdale, State of Arizona, consisting of the Premises, as such Premises are defined in the Lease; and

     NOW, THEREFORE, Landlord and Tenant desire and intend hereby to amend the Lease as specifically hereinafter set forth and provided:

     1.   The Lease Term commenced on August 14, 1997.
     2.   The Lease Term shall expire on August 31, 2008.
     3.   The Rental Commencement Date shall commence on February 14, 1998.
     4. The Annual Base Rent shall be for the period from February 14, 1998 through August 31, 2008 shall be One Million Three Hundred Eighty Seven Thousand Six Hundred Seventy Two and 30/100 Dollars ($1,387,672.30), payable in equal monthly installments of One Hundred Fifteen Thousand Six Hundred Thirty Nine and 36/100 Dollars ($115,639.36).

     EXCEPT as expressly amended or supplemented herein, the Lease shall remain and continue in full force and effect in all respects.

     IN WITNESS WHEREOF, the Lease Amendment is hereby executed and delivered effective as of the date and year first above written.

LANDLORD:    RYAN COMPANIES US, INC.

          BY: /s/ John Strittmatter
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          Its: VP
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TENANT:      THE DIAL CORPORATION

          BY: /s/ Malcom Jozoff
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          Its:
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